© 2022 Texas Capital Bank Member FDIC October 19, 2022 Q3-2022 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “should,” “projects,” “targeted,” “continue,” “become,” “intend” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Several factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, but are not limited to, credit quality and risk, the COVID-19 pandemic, industry and technological changes, uncertainties related to our sale of BankDirect Capital Finance, LLC, cyber incidents or other failures, disruptions or security breaches, interest rates, commercial and residential real estate values, economic conditions, including inflation, recession, and market conditions in Texas, the United States or globally, including governmental and consumer responses to those economic and market conditions, fund availability, accounting estimates and risk management processes, the transition away from the London Interbank Offered Rate (LIBOR), legislative and regulatory changes, ratings or interpretations, business strategy execution, key personnel, competition, mortgage markets, fraud, environmental liability and severe weather, natural disasters, acts of war, terrorism, global conflict or other external events. These and other factors that could cause actual results for TCBI on a consolidated basis to differ materially from those described in the forward-looking statements, including a discussion of the risks and uncertainties that may affect TCBI’s business, can be found in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other documents and filings we make with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, TCBI disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Serving strong core Texas markets with expanded coverage and a complete set of capabilities Improving client relevance and diversifying our revenue base Attracting high-quality talent with significant experience Our Distinct Opportunity Operating from a de-risked position of financial strength

4 Performance Metrics Return on Average Assets 0.18% 0.67% 0.47% >1.10% Return on Average Tangible Common Equity5 2.1% 8.4% 4.9% >12.5% CET1 9.4% 11.1% 11.1% 9%–10% Where We Started Where We Are Going Balance Sheet 2020 2021 YTD 2022 2025 FY Average Liquidity Assets4 (% of Total Average Assets) 28% 37% 27% >20% FY Average Indexed Deposits (% of Total Deposits) 36% 27% 20% <15% Where We Started Where We Are Going Income Statement 2020 2021 YTD 2022 2025 Investment Banking and Trading Income (% of Total Revenue)1 2.5% 2.8% 3.3% ~10% Treasury Product Fees2 (% of Total Revenue)1 1.6% 2.6% 3.2% ~5% Non-interest Income3 (% of Total Revenue)1 11.2% 13.4% 10.3% 15%–20% Strategic Performance Drivers Announced September 1st Talent Frontline Talent Growth 1.0x 1.4x 1.8x 2.3x

5 Our Path Forward Operating Model Aligned to our Vision, Grounded in our Values Clear Strategic Direction and Fortitude to Deliver Organized Around Client Delivery  Product & Industry Specialization  Frontline Growth  Technology New Products and Services  Treasury Solutions  Private Wealth  Investment Banking Expanding Coverage  Business Banking  Middle Market Banking  Corporate Banking Evaluating Opportunities for Growth  Disciplined Capital Management  Structured Criteria Guiding Programmatic Investment  Optimizing Capital Allocation Across the Portfolio Committed to Financial Resilience Resulting business model poised to generate structurally higher, more sustainable earnings through enhanced fee income and decreased thru-cycle asset sensitivity Our ability to serve our clients, access markets, and support our community through cycles is a strategic multiplier Risk Management  Granular Risk Rating System  Values Driven Culture  Improved Portfolio Positioning Capital and Liquidity  3Q22 CET1: 11.1%  3Q22 Avg. Liquidity Assets4: 22% of Avg. Assets  YoY TBV6 per Share Growth: -8.0%

Expanding Coverage and Enhanced Product and Services

Business Banking

- Poised for improved contribution with average frontline tenure of less than 6 months
- Targeted investments in providing financial services to Texas communities and small businesses

Middle Market Banking

- Continued focus on best-in-class Texas-based clients; loans are up 17% YoY
- Partnership with Texas Capital Securities resulting in additional mandates

Corporate Banking

- Industry vertical segmentation maturing; client acquisition strategy continues to be substantiated
- Non-credit fee income is ramping; gross PxV is up 40% YoY

Financial Performance (Period End)	Q3' 21	Q4' 21	Q1' 22	Q2' 22	Q3' 22	YoY
Business, Middle Market, and Corporate Banking Talent	1.4x	1.7x	2.1x	2.3x	2.5x	
Business, Middle Market, and Corporate Banking Deposits ($B)	$7.0	$7.7	$7.1	$7.3	$6.9	(1%)
C&I Loans[7] Excl Insurance Premium Finance Loans ($B)	$7.2	$7.8	$8.1	$9.4	$10.0	38%
Real Estate Loans ($B)	$5.2	$4.8	$4.9	$5.1	$5.0	(4%)

Treasury Solutions

- Strong growth trends in core operating deposits; Treasury Product Fees up 27%, YoY
- Gross PxV continues to trend favorably as rapidly expanding product suite gaining traction with clients

Private Wealth

- AUM increased 3% YoY; pressured market conditions offset by continued strong net organic flows
- Focused investment across the platform in products, client experience, and talent

Investment Banking

- Platform build remains on schedule with client receptivity despite challenging market conditions
- YTD income up 29% (89% YoY); Capital Solutions, Syndicated Finance, Sales & Trading all contributing

Financial Performance	Q3' 21	Q4' 21	Q1' 22	Q2' 22	Q3' 22	YoY
Assets Under Management ($B)	$2.5	$2.7	$2.7	$2.6	$2.6	3%
Treasury Product Fees[2] ($M)	$5.8	$6.0	$7.4	$7.6	$7.4	27%
Wealth Management & Trust Fee Income ($M)	$3.4	$3.8	$3.9	$4.1	$3.6	7%
Investment Banking and Trading Income ($M)	$4.1	$6.5	$4.2	$11.1	$7.8	89%
Income From Areas of Focus ($M)	**$13.4**	**$16.3**	**$15.5**	**$22.8**	**$18.9**	**41%**

Texas Capital Bancshares, Inc.

6

7 Focused on the Future Current Financial Priorities Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns

Financial Performance

Financial Highlights ($M)	Q3 2021	Q2 2022	Q3 2022
Net Interest Income	$190.5	$205.5	$239.1
Non-Interest Revenue	24.8	26.2	25.3
Total Revenue	215.3	231.8	264.4
Non-Interest Expense	153.0	164.3	197.0
PPNR[8]	62.3	67.5	67.4
Provision for Credit Losses	5.0	22.0	12.0
Income Tax Expense	13.9	11.3	13.9
Net Income	43.4	34.2	41.4
Preferred Stock Dividends	4.3	4.3	4.3
Net Income to Common	39.1	29.8	37.1
Key Performance Metrics			
Return on Average Assets	0.47%	0.44%	0.52%
PPNR[8] / Average Assets	0.67%	0.86%	0.84%
Efficiency Ratio[9]	71%	71%	75%
Return On Average Common Equity	5.41%	4.35%	5.36%
Earnings Per Share	$0.76	$0.59	$0.74
Tangible Book Value[6] per Share	$55.93	$53.93	$51.48

- Net income to common of $37.1 million, $0.74 per diluted share, or $0.98 per diluted share excluding divestiture transaction expenses
- Deliberate balance sheet positioning coupled with sustained execution on defined growth initiatives drove a 16.3% increase in net interest income QoQ as interest rates continued to increase
- Strategic focus on expanding products and services resulting in positive trends in targeted fee categories—treasury, wealth management fees and investment banking fees increased 41% YoY
- Service charges on deposits down slightly QoQ due to increased client fee credits from higher deposit rates but up 23.4% YoY
- Non-interest expense continues to grow as expected, with a larger-portion increasingly allocated to higher-value activities directly supporting our defined strategy
  - Total non-interest expense up $32.7 million, or 19.9% QoQ, including $16.7 million of transaction expenses related to the divestiture of insurance premium finance loan portfolio
    - Transaction expenses: $13.7 million in salaries and benefits and $3.0 million in legal and professional
  - Excluding the transaction expenses, total non-interest expense increased $16.1 million, or 9.8% QoQ, driven by an $11.8 million increase in salaries and benefits, and a $2.8 million increase in technology
- Provision expense of $12 million was predominantly related to updated views on the downside risks to the economic forecast offset by QoQ improvement in criticized assets
- Tangible book value per share decline QoQ was attributed to $163.2 million additional AOCI impairment during the quarter from valuations on both the securities portfolio and the cash flow hedges portfolio

Texas Capital Bancshares, Inc.

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9 $7.2B $7.8B $8.1B $9.4B $10.0B $2.7B $2.7B $2.9B $3.1B $3.1B Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q3 2022 EOP $8.4B $7.6B $8.0B $7.9B $5.7B $5.9B $5.3B $4.9B Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 MFLs $5.2B $4.8B $4.9B $5.1B $5.0B Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 52% 47% 49% 51% 53% 55% 57% 59% 61% Loan Portfolio 11 Average Mortgage Finance Loans11 Period End Loan Trends (excl. PPP) Utilization Rates10  C&I Loans7 Excl Insurance Premium Finance Loans grew $569 million or 6% QoQ  Real Estate Loans declined 2% QoQ on par with expectations as payoffs remain elevated; thru-cycle strategy centered on client selection  In the industry-wide contracting market, average MFLs11 declined 10% QoQ comparing favorably to observed sector trends C&I Loans7 Excl Insurance Premium Finance Loans Real Estate Loans 51% LTM Average Insurance Premium Finance Loans

10 3.25% 0.39% 1.62% 0.39% 1.79% 0.19% 0.93% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Q4 2021 Q1 2022 Q2 2022 Q3 2022 0.19% 0.19% 0.20% 0.33% 0.93% 0.28% 0.28% 0.30% 0.47% 1.04% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Avg Cost of Total Deposits Total Cost of Funds Q3 2022 EOP $15.4B $13.7B $12.2B $11.5B $7.6B $6.6B $9.3B $9.2B $7.1B $4.7B $4.1B $3.8B Q3 2021 Q2 2022 Q3 2022 Q3 2022 EOP $17.5B $15.7B $13.6B $13.9B $13.2B $10.7B $12.0B $11.7B $1.6B $1.2B $1.1B $0.9B $0.7B $0.6B $1.4B $1.3B $14.4B $15.1B $15.4B $15.8B $14.2B $13.7B $12.2B $11.5B Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Interest-bearing Core Interest-bearing Brokered Non-interest Bearing Deposits and Fundings Funding CostsDeposit Composition (Average) Non-interest Bearing Indexed  Funding base continuing multi-year transition to target state composition  NIB balances of 47%  Mortgage Finance deposit volumes remain pressured in current market environment  Indexed deposits further reduced by $700 million; now at long-term target level 15% of total deposits  Average Cost of Total Deposits increased 60 bps QoQ; a cumulative beta of 25% since the beginning of the current tightening cycle  57% cumulative beta in the last tightening cycle (Sep-15 to Jun-19) Interest Bearing Average Deposit Trends 23% 25% 52% 15% 38% 47% $30.1B $25.0B $25.6B $24.5B $33.5B $32.0B $30.1B $30.6B $28.1B $25.0B $25.6B $24.5B Current Cycle Rates Paid Betas12 Int. Bearing Rate Int. Bearing excl. Indexed Rate Fed Funds Upper TargetTotal Deposit Rate 19% 26% 55% 16% 36% 48% Cumulative Betas 47% 41% 25%

Net Interest Income Sensitivity

Standard Model Assumptions
100bp & 200bp Parallel Shocks

- **Loan Balances:** Static
- **Deposit Balances:** Static
  - **Indexed Deposits:** Ratio held constant at 15%
- **Loan Spreads:** Current Levels
- **Total Deposit Beta:** ~50%
- **Investment Portfolio:** Ratio held constant

TCBI NII Sensitivity



$105M
$43M
14.4%
5.9%
$163M
$91M
17.7%
9.9%
$135M
$77M
12.9%
7.3%
-9.9%
($104M)
Q3 2021
Q2 2022
Q3 2022
-100bps Shock
+100bps Shock
+200bps Shock

	Q3 2021	Q2 2022	Q3 2022
Base NII[13]	$727M	$920M	$1,045M

Loan Repricing Detail // Gross LHI excl. MFLs[11] and BDCF

($14.9B)	Q3 2022
Fixed	**8%**
Prime	20%
1 Month	66%
3 Month	4%
6 Month	2%
Variable	**92%**
Total	**100%**

Hedging Profile

($M)	Notional Balance	Fixed Rate
Q2 2022	750	5.01%
Q3 2022	3,000	3.61%
Q4 2022	3,000	3.61%
2023	3,000	3.61%
2024	2,750	3.54%

- The asset sensitivity profile of the bank decreased QoQ primarily driven by $2.25 billion in swaps executed during the quarter which reduced asset sensitivity by approx 2%
  - Swaps executed during the quarter had an average receive fixed rate of 3.1% and duration of 37 months
- Actions create a more stable medium-term NIM profile, while lowering rates-fall risk
- LHI excl. MFLs[11]: 8% fixed / 92% variable
- $4.9 billion (33%) of LHI excl. MFLs[11] have contractual floors
  - All loans with floors are acting as variable rate loans

- MFLs[11] represent 22% of the total Loan portfolio with the majority tied to 1 month LIBOR which rose 136 bps in Q3 2022
- Overall Mortgage Finance NII will not be as sensitive to changes in index rates as the rest of the portfolio due to the pricing dynamic of the associated deposits held in non-interest bearing accounts
- Bank's overall Net Interest Income sensitivity (7.3%, $77M and 12.9%, $135M for Q3 2022) inclusive of Mortgage Finance NII impact

Texas Capital Bancshares, Inc.

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Q3-2022 Earnings Overview

Net Interest Income



$205.5M
$7.9M
$58.3M
-$1.9M
$15.5M
-$39.8M
-$6.4M
$239.1M
Q2 2022
Loan Volume
Loan Yield
Loan Fees
Investment Securities & Cash
Deposits
Borrowings
Q3 2022

Net Interest Margin



2.22%
2.04%
2.02%
2.11%
2.12%
2.23%
2.68%
3.05%
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Non-Interest Income



$24.8M
$26.2M
$25.3M
Q3 2021
Q2 2022
Q3 2022

% of Revenue	12%	11%	10%

Fee Income Detail



$4.6M
$5.7M
+23%
$3.4M
$3.6M
+7%
$4.1M
$7.8M
+89%
Deposit Service Charges
Wealth Management
Investment Banking and Trading
Q3 2021
Q3 2022

Non-Interest Income Walk ($M)



$26.2
-$0.3
-$0.4
-$0.7
-$3.3
$3.8
$25.3
Q2 2022
Deposit Service Charges
Wealth Management
Brokered Loan Fees
Investment Banking & Trading
Other Income
Q3 2022

Texas Capital Bancshares, Inc.

12

Q3-2022 Earnings Overview

Non-interest Expense



$153.0M
43%
$65.5M
57%
$87.5M
Q3 2021
$164.3M
$60.4M
37%
$103.9M
63%
Q2 2022
$197.0M
$16.7M
8%
$64.7M
33%
$115.6M
59%
Q3 2022
Salaries & Benefits
Other NIE
Divestiture Transaction Costs

Regulatory Capital Levels



Medium-term CET1 Target
14.95%
2.73%
1.52%
10.70%
Q3 2021
14.42%
2.51%
1.45%
10.46%
Q2 2022
15.25%
2.66%
1.51%
11.08%
Q3 2022
10.00%
CET1
Tier 1 Capital
Tier 2 Capital

- Expense base continues repositioning for enhanced client experience and future scale
- Capital remains above historical averages with Total Capital Ratio and TCE[6]/Tangible Assets in the top 20 percentile of peers[14]
- Reserve levels in top 30 percentile among peers[14]
- Enterprise disciplines supporting a values-driven credit culture, driving criticized loans down 34% YoY
  - Q2 $144.6 million mortgage finance downgrade has been resolved; no losses recognized by CRT investors or TCBI

Credit Quality



1.42%
1.20%
1.51%
ACL on Loans / Loans HFI excl MFLs
2.5x
4.5x
6.5x
ACL on Loans / Non-accrual Loans HFI
Q3 2021
Q2 2022
Q3 2022

Asset Quality Ratios



3.07%
2.56%
2.20%
2.51%
2.45%
0.24%
0.21%
0.19%
0.16%
0.12%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
NPAs / Total Assets
Criticized / Loans HFI

Criticized Composition | YoY



34%
$729M
52%
11%
37%
Q3 2021
$604M
34%
4%
24%
38%
Q2 2022
$484M
31%
3%
1%
65%
Q3 2022
Commercial
Mortgage
Energy
Real Estate

Texas Capital Bancshares, Inc.

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14 Full Year 2022 Guidance Full Year 2022 Guidance Average Mortgage Finance Loans11 Mid-30% Decline Total Revenue Mid-to-High Single Digit % Growth Non-Interest Expense Mid Teens % Growth Quarterly Operating Leverage (YoY Growth in Quarterly PPNR8) Maintain  Forward curve15 assumes 2022 terminal rate of 4.50% Fed Funds  Non-interest expense growth guidance excludes insurance premium finance loan portfolio divestiture transaction expenses Guidance Commentary

15 1. Total Revenue in 2020 and 2021 excludes Correspondent Lending; See slide: Appendix // Correspondent Lending Historical Contribution 2. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, wire fees, and FX transactions, all of which are included in other non-interest income and totaled $3.1M for FY 2020, $4.4M for 2021, $4.7M for Q3-YTD 2022 and $1.2M, $1.3M, $1.3M, $1.6M, and $1.7M for Q3 2021, Q4 2021, Q1 2022, Q2 2022, and Q3 2022 respectively 3. Non-interest Income for 2020 and 2021 excludes Correspondent Lending; See slide: Appendix // Correspondent Lending Historical Contribution 4. Includes interest-bearing cash and cash equivalents, available-for-sale debt securities, and equity securities 5. See slide: Appendix // Return on Average Tangible Common Equity (ROTCE) 6. Stockholders’ equity excluding preferred stock, less goodwill and intangibles (includes $15.5M of BankDirect Capital Finance (“BDCF”) goodwill and intangibles reclassed to other assets held for sale as of 9/30/2022) 7. C&I Loans includes Commercial and Energy loans and excludes PPP loans 8. Net interest income and non-interest income, less non-interest expense 9. Non-interest expense divided by the sum of net interest income and non-interest income 10. Outstanding loans divided by total commitments excluding Mortgage Finance Loans and leases 11. Total Mortgage Finance Loans (MFLs) include Mortgage Warehouse loans and Correspondent Lending Loans held for sale 12. Beta taken as the difference of Q3 2022 and Q4 2021 cost of total deposits, cost of interest-bearing deposits, and cost of indexed deposits divided by the change in fed funds upper target over the same period 13. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting 14. Compared to major exchange traded peer banks with $20-100B in assets as of Q2 2022, excluding PR headquartered banks and merger targets Source: S&P Capital IQ Pro 15. Forward curve as of September 16, 2022 Appendix // Footnotes

16 Appendix // Correspondent Lending Historical Contribution Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 LHS (Average) LHS (Period-end) $70.6M $75.5M $95.3M $105.4M $121.1M $1.3M $1.2M $0.0M Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 MSR (Period-end) Risk Weighted ~50% Risk Weighted 250% ($M) Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Net Interest Income 24.5 1.5 2.8 1.4 30.2 0.9 0.3 0.0 0.0 1.2 Non-interest Income Brokered Loan Fees 2.6 2.8 5.8 3.9 15.1 2.2 0.7 0.0 0.0 2.9 Servicing Income 4.6 5.9 7.1 8.6 26.2 8.8 5.7 0.0 0.0 14.5 Gain/(Loss) on Sale of LHS (13.0) 39.0 25.2 6.8 58.0 5.6 (3.1) (1.2) 0.0 1.3 Non-Interest Expense Salaries & Benefits 3.6 3.5 4.5 3.4 15.0 3.0 3.1 0.4 0.3 6.8 Marketing 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Legal & Professional 0.8 0.6 0.8 0.9 3.1 1.0 0.8 0.3 0.2 2.3 Communications & Tech 0.7 1.4 1.0 1.0 4.1 0.4 0.3 1.3 0.5 2.5 Servicing-Related Expenses 16.4 20.1 12.3 15.9 64.7 13.0 12.4 2.4 0.0 27.8 Other Expense 0.5 0.5 0.4 0.7 2.1 0.7 0.6 0.6 0.2 2.1

17 Appendix // Return on Average Tangible Common Equity (ROTCE) ROTCE is a non-GAAP financial measure. ROTCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROTCE is used by management in assessing financial performance and use of equity. A reconcilement of ROTCE to the most directly comparable U.S. GAAP measure, ROCE, for all periods presented below. (1) Ratios are annualized (2) Includes BDCF goodwill and intangibles reclassed to other assets held for sale as of 9/30/2022 2020 ($000s) YTD 20221 ($000s) Net Income Available to Common Stockholders Average Common Equity Less: Average Goodwill and Intangibles Average Tangible Common Equity ROCE ROTCE $56,539 $2,686,747 17,857 $2,668,890 2.1% 2.1% $102,289 $2,792,591 17,0922 $2,775,499 4.9% 4.9% 2021 ($000s) $235,218 $2,815,656 17,447 $2,798,209 8.4% 8.4%